UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2004

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM: 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        The following is the text of a press release issued by the registrant at 8:15 A.M. Central Standard Time on October 21, 2004.

SIMMONS FIRST ANNOUNCES THIRD QUARTER EARNINGS

        Pine Bluff, AR – Simmons First National Corporation (NASDAQ NM: SFNC) today announced earnings of $6,907,000 or $0.47 diluted earnings per share for the third quarter of 2004, compared to earnings of $6,611,000, or $0.46 diluted earnings per share for same period in 2003. This represents a $296,000 or 4.5%, increase in the third quarter 2004 earnings over 2003.

        “We are very pleased with our financial performance in the third quarter of 2004, considering the reduced demand in the mortgage production and investment banking products,” said J. Thomas May, Chairman and Chief Executive Officer. “Throughout the third quarter, we experienced improved loan demand and continued improvements in asset quality.”

        At September 30, 2004, the Company’s loan portfolio totaled $1.6 billion, which is a $277 million, or a 20.9%, increase from the same period last year. This increase is due partially to the March 19, 2004 merger of Alliance Bancorporation, Inc. and the acquisition of nine branches in North Central and Northeast Arkansas during the fourth quarter of 2003. When combined, these transactions increased the loan portfolio by $168 million. Excluding the merger and acquisition, loans grew $109 million or 8.2%.

        Asset quality is strong with the allowance for loan losses as a percent of total loans at 1.72% as of September 30, 2004. As of September 30, 2004, non-performing loans equaled 0.72% of total loans, while the allowance for loan losses equaled 238% of non-performing loans.

        Total assets for the Corporation on September 30, 2004, were $2.4 billion, an increase of $402 million over the period ended September 30, 2003, of which $285 million was related to the acquisitions and $117 million from internal growth. At the end of the third quarter of 2004, stockholders’ equity, which includes the merger of Alliance Bancorporation, Inc., was $235 million, a $25 million, or 12.1%, increase from December 31, 2003.

        Simmons First National Corporation is a financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado, and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 80 offices, of which 78 are financial centers, in 45 communities.

CONFERENCE CALL

        Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, October 21, 2004. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and ask for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 9850374 and the recording will be available through the end of business October 28, 2004. In addition, the call will also be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

        Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
ROBERT A. FEHLMAN
Senior Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1231
Ticker symbol: SFNC

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2004	2004	2004	2003	2003

ASSETS
Cash and non-interest bearing balances due from banks	$77,944	$79,555	$69,234	$78,205	$68,068
Interest bearing balances due from banks	11,273	12,660	51,747	31,850	32,880
Federal funds sold and securities purchased
under agreements to resell	17,300	41,555	83,660	91,560	34,975

Cash and cash equivalents	106,517	133,770	204,641	201,615	135,923

Investment securities	563,581	555,414	544,723	491,950	444,845
Mortgage loans held for sale	11,153	9,094	13,327	12,211	19,349
Assets held in trading accounts	2,149	389	205	90	370

Loans	1,602,127	1,543,163	1,504,173	1,418,314	1,325,428
Allowance for loan losses	(27,602)	(27,268)	(26,764)	(25,347)	(22,795)

Net loans	1,574,525	1,515,895	1,477,409	1,392,967	1,302,633

Premises and equipment	55,027	51,614	51,306	49,369	45,366
Foreclosed assets held for sale, net	1,789	1,641	2,509	2,979	2,774
Interest receivable	15,361	12,797	13,683	12,678	13,757
Goodwill	60,454	60,432	59,454	45,159	32,877
Core deposits, net	6,035	6,243	6,330	5,258	539
Other assets	21,692	23,224	21,275	21,502	17,198

TOTAL ASSETS	$2,418,283	$2,370,513	$2,394,862	$2,235,778	$2,015,631

LIABILITIES
Non-interest bearing transaction accounts	$287,632	$298,556	$291,594	$270,343	$245,176
Interest bearing transaction accounts and savings deposits	749,492	746,595	727,258	670,908	563,344
Time deposits less than $100,000	547,510	545,551	552,606	525,806	495,654
Time deposits greater than $100,000	357,566	340,368	353,344	336,411	320,475

Total deposits	1,942,200	1,931,070	1,924,802	1,803,468	1,624,649

Federal funds purchased and securities
sold under agreements to repurchase	96,384	70,656	88,491	100,209	84,781
Short-term debt	13,763	11,665	6,257	6,833	13,559
Long-term debt - parent company	6,000	8,000	8,000	8,000	8,000
Long-term FHLB debt - affiliate banks	59,775	56,077	58,543	45,666	47,901
Subordinated debt issued to capital trusts	48,714	48,714	48,714	47,250	17,250
Accrued interest and other liabilities	15,993	16,721	30,440	14,357	12,293

TOTAL LIABILITIES	2,182,829	2,142,903	2,165,247	2,025,783	1,808,433

STOCKHOLDERS’ EQUITY
Capital stock	146	146	147	14,102	14,083
Surplus	62,659	63,044	64,399	35,988	35,846
Undivided profits	172,726	167,864	163,625	160,191	156,847
Accumulated other comprehensive (loss) income
Unrealized (depreciation) appreciation on AFS securities	(77)	(3,444)	1,444	(286)	422

TOTAL STOCKHOLDERS’ EQUITY	235,454	227,610	229,615	209,995	207,198

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,418,283	$2,370,513	$2,394,862	$2,235,778	$2,015,631

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2004	2004	2004	2003	2003

ASSETS
Cash and non-interest bearing balances due from banks	$77,139	$75,206	$73,961	$71,551	$65,196
Interest bearing balances due from banks	13,817	33,677	60,587	61,436	35,458
Federal funds sold and securities purchased
under agreements to resell	36,389	46,206	83,915	88,853	27,363

Cash and cash equivalents	127,345	155,089	218,463	221,840	128,017

Investment securities - held-to-maturity	178,537	180,143	176,139	152,310	156,828
Investment securities - available-for-sale	378,591	374,576	321,009	292,662	282,722
Mortgage loans held for sale	10,211	12,512	7,946	12,355	28,901
Assets held in trading accounts	236	734	622	417	2,306

Loans	1,577,821	1,529,321	1,434,915	1,355,088	1,313,382
Allowance for loan losses	(27,648)	(27,325)	(25,936)	(24,375)	(22,775)

Net loans	1,550,173	1,501,996	1,408,979	1,330,713	1,290,607

Premises and equipment	52,508	51,287	49,892	47,163	45,789
Foreclosed assets held for sale, net	1,798	1,841	2,597	2,811	2,673
Interest receivable	13,852	13,349	12,433	13,376	12,893
Goodwill and core deposits, net	66,603	65,859	52,401	40,926	33,425
Other assets	22,734	22,439	20,597	19,222	17,974

TOTAL ASSETS	$2,402,588	$2,379,825	$2,271,078	$2,133,795	$2,002,135

LIABILITIES
Non-interest bearing transaction accounts	$292,578	$297,109	$280,755	$260,254	$242,271
Interest bearing transaction accounts	251,702	254,144	226,342	192,358	177,330
Savings deposits	488,857	478,341	453,290	421,061	385,344
Time deposits less than $100,000	550,054	550,858	526,534	506,743	491,828
Time deposits greater than $100,000	348,148	350,832	340,030	330,891	316,501

Total deposits	1,931,339	1,931,284	1,826,951	1,711,307	1,613,274

Federal funds purchased and securities
sold under agreements to repurchase	91,950	78,372	100,947	108,181	89,986
Short-term debt	19,967	8,529	6,287	13,993	4,220
Long-term debt	111,025	113,913	105,443	76,909	73,834
Accrued interest and other liabilities	15,263	17,788	15,702	13,196	13,499

TOTAL LIABILITIES	2,169,544	2,149,886	2,055,330	1,923,586	1,794,813

TOTAL STOCKHOLDERS’ EQUITY	233,044	229,939	215,748	210,209	207,322

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,402,588	$2,379,825	$2,271,078	$2,133,795	$2,002,135

Simmons First National Corporation					SFNC
Consolidated Average Year-to-Date Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2004	2004	2004	2003	2003

ASSETS
Cash and non-interest bearing balances due from banks	$75,305	$74,377	$73,961	$65,297	$63,191
Interest bearing balances due from banks	35,946	47,132	60,587	51,325	47,917
Federal funds sold and securities purchased
under agreements to resell	55,211	64,726	83,915	63,642	55,147

Cash and cash equivalents	166,462	186,235	218,463	180,264	166,255

Investment securities - held-to-maturity	178,325	178,219	176,139	177,407	185,864
Investment securities - available-for-sale	358,082	347,715	321,009	249,731	235,264
Mortgage loans held for sale	10,223	10,229	7,946	22,692	26,175
Assets held in trading accounts	531	678	622	1,146	1,392

Loans	1,514,252	1,482,118	1,434,915	1,298,127	1,278,930
Allowance for loan losses	(26,972)	(26,631)	(25,936)	(22,994)	(22,529)

Net loans	1,487,280	1,455,487	1,408,979	1,275,133	1,256,401

Premises and equipment	51,234	50,589	49,892	46,491	46,264
Foreclosed assets held for sale, net	2,077	2,219	2,597	2,655	2,603
Interest receivable	13,214	12,891	12,433	13,070	12,967
Goodwill and core deposits, net	61,638	59,128	52,401	35,335	33,451
Other assets	21,927	21,520	20,597	17,615	17,073

TOTAL ASSETS	$2,350,993	$2,324,910	$2,271,078	$2,021,539	$1,983,709

LIABILITIES
Non-interest bearing transaction accounts	$290,019	$288,725	$280,755	$242,902	$237,054
Interest bearing transaction accounts	244,091	240,243	226,342	179,941	175,757
Savings deposits	473,552	465,815	453,290	399,677	392,470
Time deposits less than $100,000	542,508	538,696	526,534	497,728	494,690
Time deposits greater than $100,000	346,344	345,432	340,030	316,245	311,310

Total deposits	1,896,514	1,878,911	1,826,951	1,636,493	1,611,281

Federal funds purchased and securities
sold under agreements to repurchase	90,206	89,324	100,947	87,847	80,994
Short-term debt	11,626	7,408	6,287	5,489	2,622
Long-term debt	110,131	109,678	105,443	72,211	70,629
Accrued interest and other liabilities	16,248	16,746	15,702	13,816	14,026

TOTAL LIABILITIES	2,124,725	2,102,067	2,055,330	1,815,856	1,779,552

TOTAL STOCKHOLDERS’ EQUITY	226,268	222,843	215,748	205,683	204,157

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,350,993	$2,324,910	$2,271,078	$2,021,539	$1,983,709

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands, except per share data)	2004	2004	2004	2003	2003

INTEREST INCOME
Loans	$24,956	$23,802	$22,732	$22,334	$22,216
Federal funds sold and securities purchased
under agreements to resell	140	110	195	206	72
Investment securities	4,494	4,343	4,114	3,874	4,026
Mortgage loans held for sale, net of unrealized gains (losses)	159	174	112	210	358
Assets held in trading accounts	2	1	3	4	24
Interest bearing balances due from banks	34	76	118	129	74

TOTAL INTEREST INCOME	29,785	28,506	27,274	26,757	26,770

INTEREST EXPENSE
Time deposits	4,555	4,475	4,416	4,545	4,738
Other deposits	1,269	1,177	1,050	1,014	990
Federal funds purchased and securities
sold under agreements to repurchase	302	202	252	280	244
Short-term debt	94	24	16	51	26
Long-term debt	1,448	1,478	1,425	999	908

TOTAL INTEREST EXPENSE	7,668	7,356	7,159	6,889	6,906

NET INTEREST INCOME	22,117	21,150	20,115	19,868	19,864
Provision for loan losses	1,932	2,019	2,144	2,197	2,196

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	20,185	19,131	17,971	17,671	17,668

NON-INTEREST INCOME
Trust income	1,388	1,233	1,400	1,428	1,317
Service charges on deposit accounts	3,928	3,767	3,227	2,710	2,786
Other service charges and fees	571	518	545	413	299
Income on sale of mortgage loans, net of commissions	814	1,045	751	792	1,512
Income on investment banking, net of commissions	101	198	215	371	388
Credit card fees	2,544	2,517	2,310	2,456	2,495
Student loan premiums	417	843	607	308	541
Other income	656	670	592	585	610
Gain on sale of mortgage servicing	—	—	—	—	—
Loss on sale of securities, net	—	—	—	(14)	—

TOTAL NON-INTEREST INCOME	10,419	10,791	9,647	9,049	9,948

NON-INTEREST EXPENSE
Salaries and employee benefits	12,091	12,280	11,805	10,845	10,789
Occupancy expense, net	1,431	1,377	1,318	1,218	1,259
Furniture & equipment expense	1,445	1,399	1,358	1,265	1,329
Loss on foreclosed assets	49	137	44	71	36
Deposit insurance	76	71	69	70	67
Other operating expenses	5,503	5,304	5,098	5,569	4,468

TOTAL NON-INTEREST EXPENSE	20,595	20,568	19,692	19,038	17,948

NET INCOME BEFORE INCOME TAXES	10,009	9,354	7,926	7,682	9,668
Provision for income taxes	3,102	3,066	2,515	2,364	3,057

NET INCOME	$6,907	$6,288	$5,411	$5,318	$6,611

BASIC EARNINGS PER SHARE	$0.47	$0.43	$0.38	$0.38	$0.47

DILUTED EARNINGS PER SHARE	$0.47	$0.42	$0.37	$0.37	$0.46

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands, except per share data)	2004	2004	2004	2003	2003

INTEREST INCOME
Loans	$71,490	$46,534	$22,732	$89,315	$66,981
Federal funds sold and securities purchased
under agreements to resell	445	305	195	652	446
Investment securities	12,951	8,457	4,114	15,889	12,015
Mortgage loans held for sale, net of unrealized gains (losses)	445	286	112	1,220	1,010
Assets held in trading accounts	6	4	3	37	33
Interest bearing balances due from banks	228	194	118	494	365

TOTAL INTEREST INCOME	85,565	55,780	27,274	107,607	80,850

INTEREST EXPENSE
Time deposits	13,446	8,891	4,416	19,921	15,376
Other deposits	3,496	2,227	1,050	4,594	3,580
Federal funds purchased and securities
sold under agreements to repurchase	756	454	252	941	661
Short-term debt	134	40	16	89	38
Long-term debt	4,351	2,903	1,425	4,192	3,193

TOTAL INTEREST EXPENSE	22,183	14,515	7,159	29,737	22,848

NET INTEREST INCOME	63,382	41,265	20,115	77,870	58,002
Provision for loan losses	6,095	4,163	2,144	8,786	6,589

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	57,287	37,102	17,971	69,084	51,413

NON-INTEREST INCOME
Trust income	4,021	2,633	1,400	5,487	4,059
Service charges on deposit accounts	10,922	6,994	3,227	10,589	7,879
Other service charges and fees	1,634	1,063	545	1,508	1,095
Income on sale of mortgage loans, net of commissions	2,610	1,796	751	4,931	4,139
Income on investment banking, net of commissions	514	413	215	1,887	1,516
Credit card fees	7,371	4,827	2,310	9,782	7,326
Student loan premiums	1,867	1,450	607	1,479	1,171
Other income	1,918	1,262	592	2,297	1,712
Gain on sale of mortgage servicing	—	—	—	771	771
Loss on sale of securities, net	—	—	—	(14)	—

TOTAL NON-INTEREST INCOME	30,857	20,438	9,647	38,717	29,668

NON-INTEREST EXPENSE
Salaries and employee benefits	36,176	24,085	11,805	42,979	32,134
Occupancy expense, net	4,126	2,695	1,318	5,080	3,862
Furniture & equipment expense	4,202	2,757	1,358	5,195	3,930
Loss on foreclosed assets	230	181	44	269	198
Deposit insurance	216	140	69	273	203
Other operating expenses	15,905	10,402	5,098	19,321	13,752

TOTAL NON-INTEREST EXPENSE	60,855	40,260	19,692	73,117	54,079

NET INCOME BEFORE INCOME TAXES	27,289	17,280	7,926	34,684	27,002
Provision for income taxes	8,683	5,581	2,515	10,894	8,530

NET INCOME	$18,606	$11,699	$5,411	$23,790	$18,472

BASIC EARNINGS PER SHARE	$1.28	$0.81	$0.38	$1.69	$1.31

DILUTED EARNINGS PER SHARE	$1.26	$0.79	$0.37	$1.65	$1.28

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2004	2004	2004	2003	2003

Tier 1 capital
Stockholders’ equity	$235,454	$227,610	$229,615	$209,995	$207,198
Trust preferred securities, net allowable	47,250	46,993	47,013	47,250	17,250
Intangible assets	(66,489)	(66,675)	(65,784)	(50,417)	(33,416)
Unrealized loss (gain) on AFS securities	77	3,444	(1,444)	286	(422)
Other	(1,532)	(1,110)	(1,134)	(1,160)	(816)

Total Tier 1 capital	214,760	210,262	208,266	205,954	189,794

Tier 2 capital
Qualifying unrealized gain on AFS securities	405	373	353	326	370
Qualifying allowance for loan losses	20,540	19,924	19,325	18,320	16,833

Total Tier 2 capital	20,945	20,297	19,678	18,646	17,203

Total risk-based capital	$235,705	$230,559	$227,944	$224,600	$206,997

Risk weighted assets	$1,636,142	$1,586,554	$1,538,608	$1,458,583	$1,340,640

Assets for leverage ratio	$2,337,627	$2,314,344	$2,203,461	$2,082,552	$1,967,798

Ratios at end of quarter
Leverage ratio	9.19%	9.09%	9.45%	9.89%	9.64%
Tier 1 capital	13.13%	13.25%	13.54%	14.12%	14.16%
Total risk-based capital	14.41%	14.53%	14.81%	15.40%	15.44%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2004	2004	2004	2003	2003

Loan Portfolio - End of Period
Consumer
Credit cards	$152,198	$150,265	$153,505	$165,919	$161,315
Student loans	82,140	72,410	89,829	86,301	89,280
Other consumer	130,267	135,448	138,818	142,995	137,884
Real Estate
Construction	148,561	138,747	135,143	111,567	102,981
Single-family residential	311,291	297,388	287,154	261,947	230,163
Other commercial	483,467	468,023	466,558	408,452	359,708
Unearned income	(10)	(11)	(11)	(11)	(14)
Commercial
Commercial	184,017	185,126	164,252	162,122	146,407
Agricultural	94,751	77,023	51,536	57,393	76,909
Financial institutions	2,249	3,322	3,622	6,370	7,369
Other	13,196	15,422	13,767	15,259	13,426

Total Loans	$1,602,127	$1,543,163	$1,504,173	$1,418,314	$1,325,428

Investment Securities - End of Period

Held-to-Maturity
U.S. Treasury	$7,027	$8,039	$10,559	$12,583	$11,080
U.S. Government agencies	22,495	22,494	23,506	30,017	29,500
Mortgage-backed securities	494	516	539	553	1,051
State and political subdivisions	126,822	126,456	126,559	113,306	112,358
Other securities	21,612	21,811	21,758	20,108	100

Total held-to-maturity	178,450	179,316	182,921	176,567	154,089

Available-for-Sale
U.S. Treasury	20,008	18,933	61,545	16,331	16,134
U.S. Government agencies	338,309	330,291	272,563	280,672	255,232
Mortgage-backed securities	4,477	5,027	6,038	1,382	2,208
State and political subdivisions	4,434	4,429	4,740	4,849	5,009
FHLB stock	8,162	7,777	6,933	6,849	6,821
Other securities	9,741	9,641	9,983	5,300	5,352

Total available-for-sale	385,131	376,098	361,802	315,383	290,756

Total investment securities	$563,581	$555,414	$544,723	$491,950	$444,845

Fair Value - HTM investment securities	$180,593	$178,983	$186,370	$179,494	$157,091

Investment Securities - QTD Average
Taxable securities	$426,355	$425,292	$378,545	$329,745	$322,947
Tax exempt securities	130,773	129,427	118,603	115,227	116,603

Total investment securities - QTD average	$557,128	$554,719	$497,148	$444,972	$439,550

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands)	2004	2004	2004	2003	2003

Allowance for Loan Losses
Balance, beginning of quarter	$27,268	$26,764	$25,347	$22,795	$22,229

Loans charged off
Credit cards	1,176	1,145	1,262	1,186	1,129
Other consumer	418	552	607	544	452
Real estate	259	355	231	587	152
Commercial	165	188	172	1,434	335

Total loans charged off	2,018	2,240	2,272	3,751	2,068

Recoveries of loans previously charged off
Credit cards	182	171	161	148	164
Other consumer	125	214	177	132	142
Real estate	39	143	20	104	54
Commercial	74	197	79	758	78

Total recoveries	420	725	437	1,142	438

Net loans charged off	1,598	1,515	1,835	2,609	1,630
Allowance for loan losses on acquisitons	—	—	1,108	2,964	—
Provision for loan losses	1,932	2,019	2,144	2,197	2,196

Balance, end of quarter	$27,602	$27,268	$26,764	$25,347	$22,795

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$5,923	$6,077	$8,424	$6,004	$5,833
Commercial	2,920	3,597	3,426	1,969	2,747
Consumer	1,371	1,723	1,874	2,076	2,010

Total nonaccrual loans	10,214	11,397	13,724	10,049	10,590
Loans past due 90 days or more	1,372	1,415	2,062	1,518	1,770

Total non-performing loans	11,586	12,812	15,786	11,567	12,360

Other non-performing assets
Foreclosed assets held for sale	1,789	1,641	2,509	2,979	2,774
Other non-performing assets	78	53	29	393	396

Total other non-performing assets	1,867	1,694	2,538	3,372	3,170

Total non-performing assets	$13,453	$14,506	$18,324	$14,939	$15,530

Ratios
Allowance for loan losses to total loans	1.72%	1.77%	1.78%	1.79%	1.72%
Allowance for loan losses to
non-performing loans	238.24%	212.83%	169.54%	219.13%	184.43%
Allowance for loan losses to
non-performing assets	205.17%	187.98%	146.06%	169.67%	146.78%
Non-performing loans to total loans	0.72%	0.83%	1.05%	0.82%	0.93%
Non-performing assets to total assets	0.56%	0.61%	0.77%	0.67%	0.77%

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(In thousands, except share data)	2004	2004	2004	2003	2003

QUARTER-TO-DATE
Diluted earnings per share	$0.47	$0.42	$0.37	$0.37	$0.46
Cash dividends declared per common share	0.14	0.14	0.14	0.14	0.13
Cash dividends declared - amount	2,045	2,049	1,977	1,974	1,830
Return on average stockholders’ equity	11.79%	11.00%	10.09%	10.04%	12.65%
Return on average assets	1.14%	1.06%	0.96%	0.99%	1.31%
Net interest margin (FTE)	4.16%	4.05%	4.03%	4.17%	4.43%
FTE Adjustment - investments	729	708	686	675	676
FTE Adjustment - loans	91	92	92	94	97
Amortization of intangibles	208	203	173	98	23
Amortization of intangibles, net of taxes	132	129	110	61	16
Average shares outstanding	14,608,158	14,656,569	14,181,904	14,089,152	14,092,753
Shares repurchased	16,950	56,515	—	—	32,000
Average price of repurchased shares	24.65	24.17	—	—	23.07
Average earning assets	2,195,602	2,177,169	2,085,133	1,963,121	1,846,960
Average interest bearing liabilities	1,861,703	1,834,989	1,758,873	1,650,136	1,539,043

YEAR-TO-DATE
Diluted earnings per share	$1.26	$0.79	$0.37	$1.65	$1.28
Cash dividends declared per common share	0.420	0.280	0.140	0.525	0.385
Return on average stockholders’ equity	10.98%	10.56%	10.09%	11.57%	12.10%
Return on average assets	1.06%	1.01%	0.96%	1.18%	1.24%
Net interest margin (FTE)	4.08%	4.04%	4.03%	4.34%	4.41%
FTE Adjustment - investments	2,123	1,394	686	2,710	2,035
FTE Adjustment - loans	275	184	92	402	308
Amortization of intangibles	584	376	173	172	74
Amortization of intangibles, net of taxes	371	239	110	109	48
Average shares outstanding	14,483,772	14,420,548	14,181,904	14,114,428	14,122,946
Diluted shares outstanding	328,479	335,077	358,188	301,279	273,436
Average earning assets	2,152,570	2,130,817	2,085,133	1,864,070	1,830,689
Average interest bearing liabilities	1,818,458	1,796,596	1,758,873	1,559,138	1,528,472

END OF PERIOD
Book value	$16.13	$15.57	$15.65	$14.89	$14.71
Shares outstanding	14,601,030	14,614,074	14,669,789	14,101,521	14,083,109
Full-time equivalent employees	1,097	1,085	1,086	1,042	1,000
Total number of ATM's	78	78	75	70	62
Total number of branches	78	78	76	71	62
Parent company only - investment in subsidiaries	257,610	250,055	251,268	221,626	213,583
Parent company only - intangible assets	134	134	134	134	134

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 21, 2004	SIMMONS FIRST NATIONAL CORPORATION /s/ Robert A. Fehlman —————————————— Robert A. Fehlman, Senior Vice President and Chief Financial Officer